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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


                   Delaware                           76-0506313
      (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)             Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

         On May 22, 2002, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced at the Company's annual meeting that Stephen D. Quinn was elected to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

                  99.1 Press Release of Group 1 Automotive, Inc. dated as of May 22, 2002 reporting on the election of Stephen D. Quinn to the Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



    May 23, 2002                 By:    /s/ Scott L. Thompson
---------------------------         --------------------------------------------
        Date                        Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release issued May 22, 2002 reporting on election of Stephen D.
              Quinn to the Board of Directors.